EXHIBIT 99.1


                  Joint Filing Agreement Pursuant to Rule 13d-1
                  ---------------------------------------------

          This agreement is made pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934 (the "Act") by and among the parties listed below, each referred to herein as a "Joint Filer." The Joint Filers agree that a statement of beneficial ownership as required by Section 13(d) of the Act and the Rules thereunder may be filed on each of their behalf on Schedule 13D and that said joint filing may thereafter be amended by further joint filings. The Joint Filers state that they each satisfy the requirements for making a joint filing under Rule 13d-1. This agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together constitute a single contract. Delivery of an executed counterpart of this agreement by telecopy shall be as effective as delivery of a manually executed counterpart of this agreement.


                                         COMPANHIA DE BEBIDAS DAS AMERICAS -
                                         AMBEV


                                         by /s/ Victorio Carlos de Marchi
                                            ------------------------------------
                                            Name:  Victorio Carlos de Marchi
                                            Title: Director


                                         by /s/ Marcel Herrmann Telles
                                            ------------------------------------
                                            Name:  Marcel Herrmann Telles
                                            Title: Director


                                         FUNDACAO ANTONIO E HELENA ZERRENNER
                                         INSTITUICAO NACIONAL DE BENEFICENCIA


                                         by /s/ Roberto Herbster Gusmao
                                            ------------------------------------
                                            Name:  Roberto Herbster Gusmao
                                            Title: Member of Advisory Board of
                                                   Trustees


                                         by /s/ Victorio Carlos de Marchi
                                            ------------------------------------
                                            Name:  Victorio Carlos de Marchi
                                            Title: Member of Advisory Board of
                                                   Trustees

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                                         BRACO S.A.


                                         by /s/ Roberto Moses Thompson Motta
                                            ------------------------------------
                                            Name:  Roberto Moses Thompson Motta
                                            Title: Officer

                                         by /s/ Jorge Paulo Lemann
                                            ------------------------------------
                                            Name:  Jorge Paulo Lemann
                                            Title: Officer


                                         EMPRESA DE ADMINISTRACAO E
                                         PARTICIPACOES S.A. - ECAP


                                         by /s/ Roberto Moses Thompson Motta
                                            ------------------------------------
                                            Name:  Roberto Moses Thompson Motta
                                            Title: Officer

                                         by /s/ Jorge Paulo Lemann
                                            ------------------------------------
                                            Name:  Jorge Paulo Lemann
                                            Title: Officer


                                         JORGE PAULO LEMANN


                                         by /s/ Jorge Paulo Lemann
                                            ------------------------------------
                                            Name:
                                            Title:


                                         CARLOS ALBERTO DA VEIGA SICUPIRA


                                         by /s/ Carlos Alberto Da Veiga Sicupira
                                            ------------------------------------
                                            Name:
                                            Title:


                                         MARCEL HERRMANN TELLES


                                         by /s/ Marcel Herrmann Telles
                                            ------------------------------------
                                            Name:
                                            Title: